SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549

                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 13, 2004

                           ACURA PHARMACEUTICALS, INC.

                  616 N. NORTH COURT, PALATINE, ILLINOIS 60067

                                 (847-705-7709)

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
Incorporated under the laws of       Commission File Number            I.R.S. Employer Identification Number
       State of New York                   1-10113                                 11-0853640

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         This Current Report on Form 8-K is filed by Acura Pharmaceuticals, Inc.
(formerly known as Halsey Drug Co., Inc.), a New York corporation (the "Company"), in connection with the matters described herein.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On August 13, 2004, the Company and its wholly-owned subsidiary, Axiom Pharmaceutical Corporation, a Delaware corporation, completed the sale of substantially all of the assets located at the Company's former manufacturing sites in Congers, New York to IVAX Pharmaceuticals New York LLC, a New York limited liability company ("IVAX"). In exchange for the Congers assets, the Company received from IVAX cash in the amount of $2.5 million and IVAX assumed certain related liabilities. The sale price was determined by arms-length negotiation between the parties based on a variety of factors.

         The sale of substantially all of the Congers assets is described more fully in the Company's definitive proxy statement on Schedule 14A, filed with the Securities and Exchange Commission on July 6, 2004.

ITEM 5.  OTHER EVENTS.

         On August 13, 2004, the Company issued the press release attached hereto as Exhibit 99.2 announcing the results of the Company's 2004 annual meeting of shareholders and the completion of the sale of the Company's Congers assets to IVAX.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(B)      PRO FORMA FINANCIAL INFORMATION

         Unaudited pro forma financial information has not been provided as the sale of substantially all of the assets used in the operation of the Congers facilities and the assignment of certain related liabilities will be accounted for as a disposition of assets and the Company's financial statements for the year ended December 31, 2003 reflect the write down of such assets to their estimated net realizable value of approximately $2.0 million.

(C)      EXHIBITS

EXHIBIT
NUMBER   DESCRIPTION
------   -----------

2.1 Asset Purchase Agreement, dated March 19, 2004, by and among Halsey Drug Co., Inc., Axiom Pharmaceutical Corporation and IVAX Pharmaceuticals New York LLC (Exhibit 2.1 to the Company's Current Report on Form 8-K dated March 19, 2004 and incorporated by reference herein)

10.1 Voting Agreement, dated March 19, 2004, by and among Halsey Drug Co., Inc., IVAX Pharmaceuticals New York LLC and certain holders of Halsey Drug Co., Inc.'s voting securities (Exhibit 10.1 to the Company's Current Report on Form 8-K dated March 19, 2004 and incorporated by reference herein)


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10.2     Use and License  Agreement,  dated March 19, 2004,  by and among Halsey
         Drug   Co.,   Inc.,   Axiom   Pharmaceutical   Corporation   and   IVAX
         Pharmaceuticals New York LLC (Exhibit 10.2 to the Company's Current Report on Form 8-K dated March 19, 2004 and incorporated by reference herein)

99.1     Press  Release of Halsey Drug Co.,  Inc.  dated March 24, 2004 (Exhibit
         99.1 to the Company's Current Report on Form 8-K dated March 19, 2004 and incorporated by reference herein)

99.2     Press Release of Acura Pharmaceuticals, Inc. dated August 13, 2004.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        ACURA PHARMACEUTICALS, INC.


                                        By:  /s/ Andrew D. Reddick
                                           -------------------------------------
                                             Andrew D. Reddick
                                             President & Chief Executive Officer

Date: August 13, 2004


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                                  EXHIBIT INDEX

EXHIBIT
NUMBER   DESCRIPTION
------   -----------

2.1 Asset Purchase Agreement, dated March 19, 2004, by and among Halsey Drug Co., Inc., Axiom Pharmaceutical Corporation and IVAX Pharmaceuticals New York LLC (Exhibit 2.1 to the Company's Current Report on Form 8-K dated March 19, 2004 and incorporated by reference herein)

10.1 Voting Agreement, dated March 19, 2004, by and among Halsey Drug Co., Inc., IVAX Pharmaceuticals New York LLC and certain holders of Halsey Drug Co., Inc.'s voting securities (Exhibit 10.1 to the Company's Current Report on Form 8-K dated March 19, 2004 and incorporated by reference herein)

10.2 Use and License Agreement, dated March 19, 2004, by and among Halsey Drug Co., Inc., Axiom Pharmaceutical Corporation and IVAX Pharmaceuticals New York LLC (Exhibit 10.2 to the Company's Current Report on Form 8-K dated March 19, 2004 and incorporated by reference herein)

99.1     Press  Release of Halsey Drug Co.,  Inc.  dated March 24, 2004 (Exhibit
         99.1 to the Company's Current Report on Form 8-K dated March 19, 2004 and incorporated by reference herein)

99.2     Press Release of Acura Pharmaceuticals, Inc. dated August 13, 2004.